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                                                                    Exhibit 10.3

                            AMENDMENT NO. 1 to
     AMENDED AND RESTATED RECEIVABLES SALE AND CONTRIBUTION AGREEMENT
                         Dated as of June 16, 2003

            THIS AMENDMENT NO. 1 (this "Amendment") is entered into as of June 16, 2003 by and among AT&T WIRELESS RECEIVABLES CORPORATION, a Delaware corporation, each of the Subsidiaries of AT&T Wireless Services, Inc. signatory hereto as a Selling Originator and SIERRA NEVADA WIRELESS RECEIVABLES CORPORATION, a Delaware corporation (the "Purchaser").

                             PRELIMINARY STATEMENT

            A. The parties hereto are parties to that certain Amended and Restated Receivables Sale and Contribution Agreement dated as of February 28, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "RSCA"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the RSCA.

            B. The parties hereto have agreed to amend the RSCA subject to the terms and conditions hereinafter set forth.

            C. The Program Agent and the Committed Purchasers have agreed to consent to the amendment to the RSCA subject to the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1.  Amendments to the RSCA.

            1.1 Notwithstanding any contrary provisions contained in the RSCA, effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 2 below, AT&T Wireless Services of Alaska, Inc. shall cease to be a party to the RSCA as a Selling Originator.

            1.2 Section 7.01(a) of the RSCA is hereby amended to delete the first sentence thereof in its entirety and to replace the following sentence therefor:

            No amendment to or waiver of any provision of this Agreement nor consent to any departure herefrom by the Selling Originators or AWRC, shall in any event be effective unless the same shall be in writing and signed by all parties hereto, and with the prior written consent of the Program Agent and the Majority Committed


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            Purchasers; provided, however, that this Agreement may be amended solely to remove one or more Selling Originators as parties hereto without the signature of each remaining Selling Originator.

            1.3 Section 7.07 of the RSCA is hereby amended to add the following provision as paragraph (c) thereto:

                  (c) Notwithstanding any other provision herein, each party hereto and their assigns (and each of their employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

            SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date first above written upon the Program Agent's having received (i) counterparts of this Amendment duly executed by each party hereto and consented to by the Majority Committed Purchasers and
(ii) a Reaffirmation of Performance Undertaking in the form of Annex A hereto duly executed by AT&T Wireless Services, Inc..

            SECTION 3. Covenants, Representations and Warranties of the Originators.

            3.1 Upon the effectiveness of this Amendment, each Originator hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the RSCA and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

            3.2 Each Originator hereby represents and warrants (i) that this Amendment constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes a Termination Event or an event that with the passage of time or the giving of notice, or both, would constitute a Termination Event.

            SECTION 4.  Reference to and Effect on the RSCA.

            4.1 Upon the effectiveness of this Amendment, each reference in the RSCA to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the RSCA as amended hereby, and each reference to the RSCA in any other document, instrument or agreement executed and/or delivered in connection with the RSCA shall mean and be a reference to the RSCA as amended hereby.


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            4.2 Except as specifically amended hereby, the RSCA and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

            4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under the RSCA or any of the other Facility Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

            SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

            SECTION 7. Headings. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.


                                 * * * * *

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.


                              SIERRA NEVADA WIRELESS RECEIVABLES
                              CORPORATION, as Purchaser


                              By:________________________
                                 Name:
                                 Title:



                              AT&T WIRELESS RECEIVABLES
                              CORPORATION, INC.,


                              By:________________________
                                 Name:
                                 Title:


                                Signature Page to
                               Amendment No. 1 to
         Amended and Restated Receivables Sale and Contribution Agreement
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                              AB CELLULAR LA, LLC
                              ATLANTIC CELLULAR TELEPHONE OF DELAWARE, LLC
                              AT&T WIRELESS PCS, LLC
                              AT&T WIRELESS PCS OF CLEVELAND, LLC
                              AT&T WIRELESS PCS OF PHILADELPHIA, LLC
                              AT&T WIRELESS SERVICES OF ALASKA, INC.
                              AT&T WIRELESS SERVICES OF CALIFORNIA, LLC
                              AT&T WIRELESS SERVICES OF COLORADO, LLC
                              AT&T WIRELESS SERVICES OF FLORIDA, INC.
                              AT&T WIRELESS SERVICES OF HAWAII, INC.
                              AT&T WIRELESS SERVICES OF IDAHO, INC.
                              AT&T WIRELESS SERVICES OF MINNESOTA, INC.
                              AT&T WIRELESS SERVICES OF NEVADA, INC.
                              AT&T WIRELESS SERVICES OF OREGON, INC.
                              AT&T WIRELESS SERVICES OF SAN ANTONIO, INC.
                              AT&T WIRELESS SERVICES OF SAN DIEGO, LLC
                              AT&T WIRELESS SERVICES OF TULSA, INC.
                              AT&T WIRELESS SERVICES OF UTAH, INC.
                              AT&T WIRELESS SERVICES OF WASHINGTON, LLC
                              AWS NATIONAL ACCOUNTS, LLC
                              BAKERSFIELD CELLULAR, L.L.C.
                              BAY AREA CELLULAR TELEPHONE COMPANY
                              BOISE CITY CELLULAR PARTNERSHIP
                              FIRST CELLULAR GROUP OF SHREVEPORT, INC.
                              FORT COLLINS-LOVELAND CELLULAR TELEPHONE COMPANY GREELEY CELLULAR TELEPHONE COMPANY
                              HOUSTON MTA, L.P.
                              LITCHFIELD ACQUISITION CORPORATION
                              LONGVIEW CELLULAR, INC.
                              MCCAW COMMUNICATIONS OF GAINESVILLE, TX, LP
                                   each as a Selling Originator


                              By:________________________
                                 Name:
                                 Title:


                                Signature Page to
                               Amendment No. 1 to
         Amended and Restated Receivables Sale and Contribution Agreement

                              MCCAW COMMUNICATIONS OF JOHNSTOWN, INC.
                              MCLANG CELLULAR, INC.
                              M C CELLULAR CORPORATION
                              METROPLEX TELEPHONE COMPANY,
                              MIDWEST CELLULAR TELEPHONE LIMITED
                                PARTNERSHIP,
                              MONROE CELLULAR, INC.,
                              NAPA CELLULAR TELEPHONE COMPANY
                              NEVADA COUNTY CELLULAR CORPORATION
                              NJ - 2 CELLULAR, INC.
                              NORTHEAST TEXAS CELLULAR TELEPHONE COMPANY
                              OK-3 CELLULAR, INC.
                              OK-5 CELLULAR, INC.
                              ORANGE COUNTY CELLULAR TELEPHONE CORP.
                              PISCATAQUA CELLULAR TELEPHONE OF
                                DELAWARE, LLC
                              REDDING CELLULAR PARTNERSHIP
                              ROCHESTER CELLTELCO
                              SALINAS CELLULAR TELEPHONE COMPANY
                              SPOKANE CELLULAR TELEPHONE COMPANY
                              TEXARKANA CELLULAR PARTNERSHIP
                              TEXAS CELLULAR TELEPHONE COMPANY, L.P.
                              VANGUARD BINGHAMTON, INC.
                              VANGUARD CELLULAR PENNSYLVANIA, LLC
                              WEST VIRGINIA CELLULAR TELEPHONE CORP.
                              WHEELING CELLULAR TELEPHONE COMPANY
                              YAKIMA CELLULAR TELEPHONE COMPANY
                              YUBA CITY CELLULAR TELEPHONE COMPANY,
                                   each as a Selling Originator


                              By:________________________
                                 Name:
                                 Title:



                                Signature Page to
                               Amendment No. 1 to
         Amended and Restated Receivables Sale and Contribution Agreement

Consented to by:


CITICORP NORTH AMERICA, INC.,
as Program Agent


By:________________________
   Name:
   Title:


CITIBANK, N.A., as a Committed Purchaser


By:________________________
   Name:
   Title:



                                Signature Page to
                               Amendment No. 1 to
         Amended and Restated Receivables Sale and Contribution Agreement
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BANK OF AMERICA, N.A.,
as a Committed Purchaser


By:________________________
   Name:
   Title:


                                Signature Page to
                               Amendment No. 1 to
         Amended and Restated Receivables Sale and Contribution Agreement

BNP PARIBAS,
as a Committed Purchaser


By:________________________
   Name:
   Title:


By:________________________
   Name:
   Title:


                                Signature Page to
                               Amendment No. 1 to
         Amended and Restated Receivables Sale and Contribution Agreement

HSBC BANK USA,
as a Committed Purchaser


By:________________________
   Name:
   Title:


                                Signature Page to
                               Amendment No. 1 to
         Amended and Restated Receivables Sale and Contribution Agreement

ASSET ONE SECURITIZATION, LLC,
as a Committed Purchaser


By:________________________
   Name:
   Title:


                                Signature Page to
                               Amendment No. 1 to
         Amended and Restated Receivables Sale and Contribution Agreement

CANADIAN IMPERIAL BANK OF
COMMERCE, as a Committed Purchaser


By:________________________
   Name:
   Title:


By:________________________
   Name:
   Title:


                                Signature Page to
                               Amendment No. 1 to
         Amended and Restated Receivables Sale and Contribution Agreement

                                                                      SABW DRAFT
                                                                  MARCH 13, 2003


                 REAFFIRMATION OF PERFORMANCE UNDERTAKING

            Reference is hereby made to that certain Amended and Restated Performance Undertaking (the "Undertaking"), dated as of February 28, 2003, executed by AT&T Wireless Services, Inc., a Delaware corporation (the "Provider") in favor of Citicorp North America, Inc., as Program Agent (the "Program Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Undertaking.

            The Provider hereby:

            (i) acknowledges receipt of that certain Amendment No. 1, dated as of June 16 2003 (the "Amendment"), to the Amended and Restated Receivables Sale and Contribution Agreement dated as of dated as of February 28, 2003, by and among AT&T Wireless Receivables Corporation, Inc., each of the Subsidiaries of the Provider signatory thereto as a Selling Originator, and Sierra Nevada Wireless Receivables Corporation;

            (ii) reaffirms all of its obligations under the Undertaking in favor of the Program Agent, for the benefit of itself, the Managing Agents and the Purchasers; and

            (iii) acknowledges and agrees that (A) the Undertaking remains in full force and effect notwithstanding the Amendment and (B) the Undertaking is hereby ratified and confirmed.

Date:  June 16, 2003

                                    AT&T WIRELESS SERVICES, INC.,
                                    as Provider


                                    By:  __________________________
                                         Name:
                                         Title: